UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018

EXP WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-53300

Delaware	98-0681092
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

2219 Rimland Drive, Suite 301
Bellingham, WA 98226
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685-4206

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 29, 2018, eXp World Holdings, Inc. (the “Company”) and its newly formed subsidiary, eXp World Technologies, LLC (“Purchaser”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with VirBELA LLC, a California limited liability company (“Seller”) and Seller’s members. The transaction closed on the same day.

Pursuant to the Purchase Agreement, on the terms and subject to the conditions therein, Purchaser acquired and Seller sold substantially all of the assets owned and used by Seller in the design of software that includes a proprietary 3D virtual reality platform that allows users to connect with avatars, voice and text chat, collaborative web-browsers, and embedded learning simulations and games (the “Business”), for a purchase price of $11,000,000, of which $7,000,00 was paid in cash at closing (subject to a holdback of $500,000 to secure Seller’s performance of certain post-closing obligations), and the balance in shares of the Company’s common stock (the “Share Consideration”). Purchaser also agreed to assume certain liabilities of Seller as specified in the Purchase Agreement.

The Share Consideration is issuable in four installments valued at $1,000,000 each. The number of shares issuable on each issuance date will be determined based on the closing price of the Company’s common stock on the last business day prior to the applicable issuance date. The first installment of 97,371 shares was issued on the closing date and the balance of the Share Consideration will be issued on the first, second and third anniversaries thereof. The Company has agreed to register the resale of the Share Consideration under the Securities Act of 1933, as amended.

In the Purchase Agreement, Seller, Seller’s Members, and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the sale. For three years following the closing, neither Seller nor any Key Person (as defined) will directly or indirectly engage in the Business or in the real estate industry and ancillary industries anywhere in the United States, Canada, and any other geographic areas in which Seller conducted the Business within the 36 month period prior to the Closing, subject to certain exceptions.

Subject to certain limitations, Seller and Seller’s members have agreed to indemnify Purchaser for losses arising from certain breaches of the Agreement and other liabilities, and from Seller’s failure to deliver a new intellectual property license agreement to replace Seller’s existing license agreement with the University of California, San Diego (the “UCSD License”), assignable to Purchaser, or to otherwise provide acquisition, amendment, termination or effective transfer of the UCSD License to Buyer within 60 days after the closing date. Subject to certain limitations, Purchaser has agreed to indemnify Seller’s members for losses arising from certain breaches of the Agreement and other liabilities.

The foregoing description of the Purchase Agreement, and the transactions contemplated thereby, including the acquisition of the Business, is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the purchase and sale of the Business. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about the Company, Purchaser, Seller or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company, Purchaser, the Business, or the Seller. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

Item 2.01. Completion of Acquisition or Disposition of Assets

On November 29, 2018, the Company completed its acquisition of certain assets from VirBELA LLC pursuant to an Asset Purchase Agreement. The information set forth in Item 1.01 of this report relating to the acquisition is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 3.02. The issuance of the 97,371 shares of Common Stock (the “Shares”) pursuant to the Purchase Agreement was made in reliance on the exemption from registration afforded under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D.

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Item 7.01. Regulation FD Disclosure

On November 29, 2018, the Company issued a press release announcing the acquisition of substantially all of the assets of VirBELA. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

The Company undertakes to file the financial statements required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

(b)       Pro Forma Financial Statements.

The Company undertakes to file the pro forma financial information required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

(d)       Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of November 29, 2018, by and among VirBELA LLC, the Seller Equityholders (as defined), eXp World Technologies, LLC, and eXp World Holdings, Inc. *
99.1	Press Release, issued November 30, 2018

*       The related exhibits and schedules are not being filed herewith. The Company agrees to furnish supplementally a copy of any such exhibits and schedules to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2018

EXP WORLD HOLDINGS, INC.

By:	/s/ Jeff Whiteside
Jeff Whiteside Chief Financial Officer

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